SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A
                               AMENDMENT NO. 2 TO
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 9, 2000


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
             (Exact name of registrant as specified in its charter)


   California                       333-76435                 33-0761517
(State or other jurisdiction      (Commission                (IRS Employer
 of incorporation)                 File Number)              Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565


                                       N/A
          Former name or former address, if changed since last report)


023/A.edg

Item 7.  Financial Statements and Exhibits

         a.   Financial Statements of Businesses Acquired
              Not Applicable

         b.   Proforma Financial Information

              Pro Forma Balance Sheet, December 31, 1999 (Unaudited)........FS-1
              Pro Forma  Statement of Operations for the Period
                    September 3, 1999 (Date Operations Commenced)
                    through December 31, 1999 (Unaudited)...................FS-2
              Notes to Pro Forma Financial Statements.......................FS-3

         c.   Exhibits

              10.1 Amended and Restated Limited Partnership Agreement of School
                   Square Limited Partnership*
         ----------
         *Previously filed.

                 WNC HOUSING TAX CREDIT FUND VI, L.P., Series 7
                       (A California Limited Partnership)

                             PRO FORMA BALANCE SHEET
                                December 31, 1999

                                     ASSETS

                                Historical          Pro Forma          Pro Forma
                                 Balance           Adjustments          Balance


Cash and cash equivalents       $ 1,545,749        $ 1,001,440
                                                      (82,880)
                                                       239,380       $ 2,703,689

Subscriptions receivable            803,590          (239,380)           564,210

Investment in limited
  partnerships                      341,570            891,029
                                                        82,880         1,315,479

Due from affiliate                  650,000                  -           650,000

Other assets                            440                  -               440
                                -----------        -----------       -----------

                                $ 3,341,349        $ 1,892,469       $ 5,233,818
                                ===========        ===========       ===========

                        LIABILITIES AND PARTNERS' EQUITY
Liabilities:

Notes payable to
  limited partnerships          $         -          $ 891,029         $ 891,029

Commisions payable                   44,730                  -            44,730

Accrued fees and
  expenses due to
  general partner
  and affiliates                    155,449                  -           155,449
                                -----------        -----------       -----------
                                    200,179            891,029         1,091,208
                                -----------        -----------       -----------

Partners' equity (deficit):
  General partner                     (376)              (183)             (559)
  Limited partners                3,141,546          1,001,623         4,143,169
                                -----------        -----------       -----------
    Total partners' equity        3,141,170          1,001,440         4,142,610
                                -----------        -----------       -----------
                                $ 3,341,349        $ 1,892,469       $ 5,233,818
                                ===========        ===========       ===========



                                    Unaudited
             See Accompanying Notes to Pro Forma Financial Statements
                                      FS-1

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
                       (A California Limited Partnership)

                        PRO FORMA STATEMENT OF OPERATIONS
          For the Period September 3, 1999 (Date Operations Commenced)
                            through December 31, 1999




                                Historical          Pro Forma          Pro Forma
                                 Balance           Adjustments          Balance

Interest income                   $6,082                                  $6,082
                                --------                                 -------

Operating expenses:
Amortization                         700                                     700
Other                                 12                                      12
                                --------                                 -------

Total operating expenses             712                                     712
                                --------                                 -------

Income from operations             5,370                                   5,370

Equity in income (loss)
 from limited partnerships             -              (6,690)            (6,690)
                                --------              -------            -------

Net income (loss)               $  5,370             $(6,690)           $(1,320)
                                ========             ========           ========

Net income (loss)
  allocated to:
     General Partner            $      5                                $    (1)
                                ========                                ========
     Limited Partners           $  5,365                                $(1,319)
                                ========                                ========

Net income (loss) per
  limited partnership unit      $   2.41                                $ (0.60)
                                ========                                ========

Outstanding weighted
  limited partnership units        2,229                                   2,229
                                ========                                ========


                                    Unaudited
             See Accompanying Notes to Pro Forma Financial Statements
                                      FS-2

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
                       (A California Limited Partnership)

                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

NOTE 1 - GENERAL

The unaudited pro forma financial statements (the "Pro Forma Financial Statements") are based upon the historical financial statements of WNC Housing Tax Credit Fund VI, L.P., Series 7 (the "Partnership"). The historical financial information included in the Pro Forma Financial Statements represents the financial position and operations of the Partnership for the period ended December 31, 1999. The Pro Forma Financial Statements reflect the effects of the Partnership acquiring an interest in two limited partnerships: 2nd Fairhaven, LLC ("FAIRHAVEN") and School Square Limited Partnership ("SCHOOL SQUARE"). Each of those entities owns one apartment complex. The Partnership is negotiating to acquire an interest in Red Oaks Estates, L.P. ("RED OAKS"), which also owns one apartment complex. These three investments commit the Partnership to capital contributions totaling $891,029.

The Pro Forma Financial Statements are presented for informational purposes only and do not purport to be indicative of the results that actually would have been achieved had such transactions been consummated on the date or for the periods indicated and do not purport to be indicative of the results of operations for any future period.

NOTE 2 - PRO FORMA ADJUSTMENTS

The investments commit the Partnership to capital contributions as follows:



                       FAIRHAVEN                   $    359,815
                       SCHOOL SQUARE                    285,574
                       RED OAKS                         245,640
                                                    -----------
                                                    $   891,029
                                                    ===========

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
                       (A California Limited Partnership)

          NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (Continued)


NOTE 2 - PRO FORMA ADJUSTMENTS (Continued)
---------------------------------------------

In accordance with Article 11, Pro Forma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying pro forma balance sheet was computed assuming that the limited partnerships discussed above were acquired on December 31, 1999. The first adjustment to cash and the adjustment to partners' equity of $1,001,440 reflects the net proceeds from December 31, 1999 to February 9, 2000 from issuance of 1,304 units of limited partners' capital ($1,304,000 less notes receivable and commissions and offering costs of $120,000 and $182,560, respectively.) The third adjustment to cash and the adjustment to subscriptions receivable of $239,380 reflects the increase in subscriptions receivable from the above subscriptions. The first adjustment to investment in limited partnerships and the adjustment to notes payable to limited partnerships of $891,029 reflects the Partnership's acquisition of the three limited partnership interests as if the Partnership's date of acquisition was at December 31, 1999. The second adjustment to investment in limited partnerships and the second adjustment to cash of $82,880 reflects the acquisition fee from the proceeds raised from December 31, 1999 to February 9, 2000.

The accompanying pro forma statement of operations was computed assuming that the limited partnerships were acquired on the date the Partnership commenced operations. The SCHOOL SQUARE and RED OAKS apartment complexes were under construction or rehabilitation during the period presented and had no operations which should be reported. FAIRHAVEN had operations during the period presented and a pro forma income adjustment of $(6,690) has been recorded to equity in income (loss) of limited partnerships in the Pro Forma Statement of Operations to reflect these operations. The Partnership uses the equity method of accounting to account for its investments in these local limited partnerships

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7

Date: April 14, 2000                    By:   WNC &  Associates, Inc.,
                                        General Partner


                                        By:  /s/ MICHAEL L. DICKENSON
                                             Michael L. Dickenson,
                                             Vice President - Chief Financial
                                             Officer